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                                                                   Exhibit 10.14


                  FIFTH AMENDMENT TO LEASE AGREEMENT BETWEEN
               METROPOLITAN LIFE INSURANCE COMPANY, AS LANDLORD
                                      AND
                         ACTIVE POWER, INC., AS TENANT

         To be attached to and form a part of Lease made the 12th day of March 1996 (which together with any amendments, modifications and extensions thereof, is hereinafter called the Lease), between Landlord and Tenant.

     THIS FIFTH AMENDMENT TO LEASE AGREEMENT (this "Fifth Amendment) made and
                                                    ---------------
entered into as of the 9th day of February, 2000 by and between METROPOLITAN
                       ---        --------
LIFE INSURANCE COMPANY ("Landlord") and ACTIVE POWER, INC., ("Tenant").
                         --------

                             W I T N E S S E T H:

     Landlord and Tenant entered into that certain Lease Agreement dated March 12, 1996 (the "Lease" for space in Stonehollow 1), amended by the First
               -----
Amendment dated June 24, 1996 increasing the square footage to 8,100 square feet in Stonehollow 1, Suite 135, amended by the Second Amendment dated September 4, 1996 notifying Landlord of a name change from "Magnetic Bearing Technologies" to "Active Power, Inc." amended by the Third Amendment dated October 10, 1997 expanding into STONEHOLLOW 2 for approximately an additional 15,080 square feet of space located at 11525 Stonehollow Drive, Suite 255, Austin, Texas for a total of 23,180 square feet of space and finally amended by the Fourth Amendment dated August 20, 1999 extending the term in Stonehollow 2, Suite 255 for an additional twelve months.

     Landlord and Tenant now desire to further amend the Lease Agreement and Amendments in certain respects as more fully hereinafter set forth. Landlord and Tenant agree as follows:

1. Landlord and Tenant agree to extend the term of the 8,100 square foot space (Stonehollow 1, Suite 135) for an additional twenty-two (22) months. Current expiration date for Suite 135 is May 31, 2001; therefore the new expiration date shall be March 31, 2003.

2. Landlord and Tenant agree to extend the term of the 15,080 square foot space (Stonehollow 2, Suite 255) for an additional twenty-nine (29) months. Current expiration date for Suite 255 is October 31, 2000; therefore the new expiration shall be March 31, 2003.

3. Landlord and Tenant agree that Tenant shall expand into an additional 7,466 square feet of space located at 11525 Stonehollow Drive (Stonehollow 1) Suite 120 and an additional 4,200 square feet of space located at 11525 Stonehollow Drive (Stonehollow 1) Suite 110 as outlined on the attached Exhibit "A" as "expansion space #1".

4. Landlord is leasing the "expansion space #1" (Suites 120 & 110) to Tenant "as is" "where is" without representation or warranty, without any obligation to alter, remodel, improve, repair or decorate any part of the "expansion space #1" (Suites 120 & 110). Any provisions in the Lease conflicting herewith shall be amended accordingly. Landlord
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    agrees to deliver the "expansion space #1" (Suites 120 & 110) to Tenant in broom-clean condition. With respect to the "expansion space #1" (Suites 120 & 110), Landlord agrees that all plumbing, electrical and HVAC systems shall be in good working order as of the Commencement Date and agrees to provide a limited warranty of thirty (30) days from rent commencement with respect thereto. Tenant must notify Landlord in writing of any warranty item within such thirty (30) day period or such warranty shall be deemed null and void. Landlord shall provide an allowance of $50,864.00 for tenant improvements.

5. Landlord agrees to allow Tenant access to the "expansion space #1" (Suites 120 & 110) for forty-two (42) days for construction of tenant improvements and cabling free of charge.

6. Commencement Date for the "expansion space #1" (Suites 120 & 110) shall be seven (7) days after Landlord's written notice. Commencement is currently estimated to be January 30, 2000. Rent shall commence for the "expansion space #1" (Suites 120 & 110) after the construction period outlined in Paragraph 5.

7. Landlord and Tenant agree that Tenant may expand into an additional 4,050 square feet of space located at 11525 Stonehollow Drive (Stonehollow 1) Suite 130 as outlined on the attached Exhibit "A" as "expansion space #2" provided that Tenant gives Landlord written notice of its intention to
    ----------------------------------------------------------------------
    expand into expansion space #2 by April 1, 2001.
    ------------------------------------------------

8. Commencement Date for "expansion space #2" (Suite 130) shall depend upon vacation of the existing tenant, Video Associates Laboratories, Inc. Estimated vacation date of Video Associates Laboratories, Inc. is July 31, 2001. "Expansion Space #2" shall be coterminous with the other suites expiring March 31, 2003. In the event the existing tenant has not been
                             ---------------------------------------------
    removed from expansion space #2 by October 31, 2001; then Tenant may
    --------------------------------------------------------------------
    terminate its intent to expand into expansion space #2 by giving Landlord
    -------------------------------------------------------------------------
    thirty (30) days written notice. This termination shall only apply to
    ---------------------------------------------------------------------
    expansion space #2.
    -------------------

9. Landlord is leasing the "expansion space #2" (Suite 130) to Tenant "as is" "where is" without representation or warranty, without any obligation to alter, remodel, improve, repair or decorate any part of the "expansion space #2" (Suite 130). Any provisions in the Lease conflicting herewith shall be amended accordingly. Landlord agrees to deliver the "expansion space #2" (Suite 130) to Tenant in broom-clean condition. With respect to the "expansion space #2" (Suite 130), Landlord agrees that all plumbing, electrical and HVAC systems shall be in good working order as of the Commencement Date and agrees to provide a limited warranty of thirty (30) days from commencement with respect thereto. Tenant must notify Landlord in writing of any warranty item within such thirty (30) day period or such warranty shall be deemed null and void
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10. Monthly Base Rental Rate shall be as defined below:

                    Stonehollow 1
          "Expansion Space #1" (Suite 120) 7,466 square feet
          --------------------------------------------------
          Commencement - 2/28/01          =   $0.90/sf ($6,719.40 per month)
          03/01/01 - 03/31/01             =   $0.95/sf ($7,092.70 per month)


                    Stonehollow 1
          "Expansion Space #1" (Suite 110) 4,200square feet
          -------------------------------------------------
          Commencement - 03/31/03         =   $0.95/sf ($3,990.00 per month)


                    Stonehollow 1
          Existing Space (Suite 135) 8,100 square feet
          --------------------------------------------
          06/01/01 - 03/31/03             =   $0.87/sf ($7,047.00 per month)


                    Stonehollow 1
          "Expansion Space #2" (Suite 130) 4,050 square feet
          --------------------------------------------------
          Commencement
          (est. 8/1/01) - 3/31/03         =   $0.85/sf ($3,442.50 per month)


                    Stonehollow 2
          Existing Space (Suite 255) 15,080 square feet
          ---------------------------------------------
          11/01/00 - 03/31/03             =   $0.74/sf ($11,159.20 per month)

11. Tenant agrees to pay to Landlord an Additional Security Deposit in the amount of $10,500.00.

12.  Tenant shall have the right and option to renew this Lease for one (1)
                                                                    -------
     additional twelve (12) month term by delivering written notice thereof to
                -----------
     Landlord at least One Hundred Twenty (120) days prior to the expiration date of the lease term, provided that at the time of such notice and at the end of the lease term, Tenant is not in default hereunder. Upon the delivery of said notice and subject to the conditions set forth in the preceding sentence, this Lease shall be extended upon the same terms, covenants and conditions as provided in this Lease, except that the rental payable during said extended term shall be the prevailing market rental rate for space of comparable size, quality and location at the commencement of such extended term. If a conflict arises in the determination of such a FMV rental rate, a three-member committee, selected from the Austin Board of Realtors, shall determine the FMV rental rate. The first two members of such committee shall be selected by Landlord and Tenant respectively, which two members shall select the third. In no event shall the rate decrease below the rate Tenant is currently paying.

13. Except as specifically amended hereby, the Lease shall remain unaffected hereby and in full force and effect as originally written.

                            Signatures on Next Page
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               DATED AS OF THE 9 DAY OF FEBRUARY, 2000.

WITNESS:                          LANDLORD:
                                  Metropolitan Life Insurance Company, a New
                                  York corporation, on behalf of a commingled
                                  separate account
________________________________

                                  By: SSR Realty Advisors, Inc., a Delaware
                                  corporation, as Investment Advisor to
                                  Metropolitan Life Insurance Company

                                  By:
                                  Name:     /s/ A. Alan Bates
                                  Title:    Senior Asset Manager
                                  Address:  ___________________________________
                                            ___________________________________
                                            ___________________________________
                                  Telephone:914-422-6828
                                  Fax:      914-422-6884

               DATED AS OF THE ___DAY OF _______________, 2000.

WITNESS:                          TENANT:
                                  ACTIVE POWER, INC.

___________________________________
                                  By:       /s/ David Gino
                                  Name:     David Gino
                                  Title:    CFO
                                  Address:  ___________________________________
                                            ___________________________________
                                            ___________________________________
                                  Telephone:512-491-3134
                                  Fax:      512-836-4511
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                                  Exhibit "A"
                                  -----------


Stonehollow 1
=============

Address: 11525 Stonehollow Drive, Suite 135 (existing space) 11525 Stonehollow Drive, Suite 120 (expansion space #1) 11525 Stonehollow Drive, Suite 110 (expansion space #1) 11525 Stonehollow Drive, Suite 130 (expansion space #2)

Legal Description:      Lot 1-A, Block A, Stonehollow Section 4-A Resubdivision
                        of Lots 2 and 3 Stonehollow Section Four, a subdivision in Travis County, Texas according to the map or plat of record in Volume 98, Pages 36-37 in the Plat Records of
                        Travis County, Texas










                                  Stonehollow 2
                                  =============
Address:                11525 Stonehollow Drive, Suite 135 (existing space)

Legal Description:      Lot 2-A, Block A, Stonehollow Section 4-A Resubdivision
                        of Lots 2 and 3 Stonehollow Section Four, a subdivision in Travis County, Texas according to the map or plat of record in Volume 98, Pages 36-37 in the Plat Records of
                        Travis County, Texas